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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - October 18, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


               DELAWARE                  0-9808                  76-0582150
  (State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation or organization)     File Number)           Identification No.)


                           333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)


                                       N/A
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

         On October 18, 2001, Plains All American Pipeline, L.P. issued a press release that is attached hereto as exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

        99.1     Press Release issued by the Registrant, dated October 18, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  October 23, 2001             By: Plains AAP, L.P., its general partner

                                    By: Plains All American GP LLC, its
                                        general partner


                                    By: /s/ TIM MOORE
                                       -----------------------------------------
                                    Name:   Tim Moore
                                    Title:  Vice President


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                                INDEX TO EXHIBITS


       99.1      Press Release issued by the Registrant, dated October 18, 2001.